EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
December 31, 2025

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2024 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other matters set forth under Item 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025 and of the Company’s latest Quarterly Reports on Form 10-Q, as well as the other factors set forth in the Company’s other documents on file with the SEC, and management’s response to any of the aforementioned factors.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2025	2024	Change	2025	2024	Change
Underwriting results:
Gross premiums written	$4,809	$4,756	1.1%	$22,878	$21,511	6.4%
Net premiums written	3,649	3,819	(4.5)%	16,476	15,732	4.7%
Net premiums earned	4,255	4,143	2.7%	17,065	15,100	13.0%
Underwriting income (loss) (1)	827	625	32.3%	2,933	2,661	10.2%

Loss ratio	53.6%	57.5%	(3.9)	54.9%	55.2%	(0.3)
Acquisition expense ratio	18.3%	17.6%	0.7	18.5%	17.6%	0.9
Other operating expense ratio (2)	8.7%	9.9%	(1.2)	9.4%	9.7%	(0.3)
Combined ratio	80.6%	85.0%	(4.4)	82.8%	82.5%	0.3

Pre-tax net investment income	$434	$405	7.2%	$1,625	$1,495	8.7%
Per diluted share	$1.18	$1.06	11.3%	$4.32	$3.92	10.2%

Net income available to Arch common shareholders	$1,228	$925	32.8%	$4,359	$4,272	2.0%
Per diluted share	$3.35	$2.42	38.4%	$11.60	$11.19	3.7%

After-tax operating income available to Arch common shareholders (1)	$1,092	$866	26.1%	$3,700	$3,542	4.5%
Per diluted share	$2.98	$2.26	31.9%	$9.84	$9.28	6.0%

Comprehensive income (loss) available to Arch	$1,243	$415	199.5%	$5,124	$4,268	20.1%

Net cash provided by operating activities	$1,404	$1,573	(10.7)%	$6,172	$6,673	(7.5)%

Weighted average common shares and common share equivalents outstanding — diluted	366.6	382.8	(4.2)%	375.9	381.8	(1.5)%

Financial measures:
Change in book value per common share during period	4.5%	(6.8)%	11.3	22.6%	13.1%	9.5

Annualized net income return on average common equity	21.2%	17.9%	3.3	20.1%	22.8%	(2.7)
Annualized operating return on average common equity (1)	18.9%	16.7%	2.2	17.1%	18.9%	(1.8)

Total return on investments (3)	1.36%	(1.05)%	241 bps	8.52%	5.08%	344 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)Total return on investments includes investment income, equity in net income of investments accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Revenues
Net premiums earned	$4,255	$4,285	$4,337	$4,188	$4,143	$17,065	$15,100
Net investment income	434	408	405	378	405	1,625	1,495
Net realized gains (losses)	22	210	229	3	(161)	464	197
Other underwriting income (1)	52	50	62	53	6	217	26
Equity in net income of investments accounted for using the equity method	155	134	162	53	143	504	580
Other income (loss)	16	22	18	(2)	12	54	42
Total revenues	4,934	5,109	5,213	4,673	4,548	19,929	17,440

Expenses
Losses and loss adjustment expenses	(2,280)	(2,200)	(2,303)	(2,587)	(2,384)	(9,370)	(8,342)
Acquisition expenses	(779)	(786)	(824)	(764)	(730)	(3,153)	(2,651)
Other operating expenses	(421)	(478)	(454)	(473)	(410)	(1,826)	(1,472)
Corporate benefit (expenses)	24	(49)	(47)	(60)	(57)	(132)	(200)
Amortization of intangible assets	(47)	(49)	(48)	(49)	(99)	(193)	(235)
Interest expense	(38)	(37)	(38)	(35)	(37)	(148)	(141)
Net foreign exchange gains (losses)	(6)	(7)	(88)	(27)	106	(128)	75
Total expenses	(3,547)	(3,606)	(3,802)	(3,995)	(3,611)	(14,950)	(12,966)

Income (loss) before income taxes and income (loss) from operating affiliates	1,387	1,503	1,411	678	937	4,979	4,474
Income tax (expense) benefit	(210)	(215)	(214)	(121)	(66)	(760)	(362)
Income (loss) from operating affiliates	61	62	40	17	64	180	200
Net income (loss) attributable to Arch	1,238	1,350	1,237	574	935	4,399	4,312
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Net income (loss) available to Arch common shareholders	$1,228	$1,340	$1,227	$564	$925	$4,359	$4,272

Comprehensive income (loss) available to Arch	$1,243	$1,398	$1,597	$886	$415	$5,124	$4,268

Net income (loss) per common share and common share equivalent
Basic	$3.42	$3.63	$3.30	$1.51	$2.48	$11.83	$11.47
Diluted	$3.35	$3.56	$3.23	$1.48	$2.42	$11.60	$11.19

Weighted average common shares and common share equivalents outstanding
Basic	359.4	369.0	372.2	372.9	373.3	368.4	372.5
Diluted	366.6	376.1	379.9	381.9	382.8	375.9	381.8

(1)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Assets
Investments:
Fixed maturities available for sale, at fair value	$32,426	$31,908	$30,332	$28,798	$27,035
Short-term investments available for sale, at fair value	2,625	2,351	2,788	2,477	2,784
Equity securities, at fair value	1,864	1,805	1,715	1,618	1,675
Other investments	3,136	3,027	2,892	2,888	3,066
Investments accounted for using the equity method	6,453	6,232	6,566	6,340	5,980
Total investments	46,504	45,323	44,293	42,121	40,540
Cash	993	1,063	983	1,187	979
Accrued investment income	338	307	329	267	298
Investment in operating affiliates	1,313	1,417	1,356	1,305	1,240
Premiums receivable	5,723	6,450	7,067	6,607	5,634
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	9,526	9,070	9,044	8,969	8,260
Contractholder receivables	2,270	2,287	2,280	2,212	2,161
Ceded unearned premiums	2,659	3,079	3,229	2,895	2,428
Deferred acquisition costs	1,717	1,786	1,814	1,785	1,734
Receivable for securities sold	180	695	390	324	50
Goodwill and intangible assets	1,222	1,268	1,319	1,308	1,351
Other assets	6,796	6,440	6,684	6,196	6,231
Total assets	$79,241	$79,185	$78,788	$75,176	$70,906

Liabilities
Reserve for losses and loss adjustment expenses	$33,547	$32,822	$32,089	$30,946	$29,369
Unearned premiums	10,100	11,124	11,625	11,090	10,218
Reinsurance balances payable	2,320	2,638	2,841	2,661	2,137
Contractholder payables	2,277	2,293	2,286	2,218	2,165
Collateral held for insured obligations	237	239	225	245	249
Senior notes	2,729	2,728	2,728	2,728	2,728
Payable for securities purchased	308	335	728	578	181
Other liabilities	3,517	3,287	3,225	3,165	3,039
Total liabilities	55,035	55,466	55,747	53,631	50,086

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,735	2,682	2,660	2,588	2,510
Retained earnings	27,045	25,817	24,477	23,250	22,686
Accumulated other comprehensive income (loss), net of deferred income tax	5	—	(48)	(408)	(720)
Common shares held in treasury, at cost	(6,410)	(5,611)	(4,879)	(4,716)	(4,487)
Total shareholders’ equity	24,206	23,719	23,041	21,545	20,820
Total liabilities and shareholders’ equity	$79,241	$79,185	$78,788	$75,176	$70,906

Common shares and common share equivalents outstanding, net of treasury shares	359.0	367.3	375.4	375.6	376.4
Book value per common share (1)	$65.11	$62.32	$59.17	$55.15	$53.11
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,682	2,660	2,588	2,510	2,465	2,510	2,327
Amortization of share-based compensation	24	25	25	74	33	148	133
All other	29	(3)	47	4	12	77	50
Balance at end of period	2,735	2,682	2,660	2,588	2,510	2,735	2,510

Retained earnings
Balance at beginning of period	25,817	24,477	23,250	22,686	23,642	22,686	20,295
Net income	1,238	1,350	1,237	574	935	4,399	4,312
Common share dividends	—	—	—	—	(1,881)	—	(1,881)
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Balance at end of period	27,045	25,817	24,477	23,250	22,686	27,045	22,686

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	—	(48)	(408)	(720)	(200)	(720)	(676)
Change in unrealized appreciation (decline) in value of available-for-sale investments	12	47	296	286	(442)	641	58
Change in foreign currency translation adjustments	(7)	1	64	26	(78)	84	(102)
Balance at end of period	5	—	(48)	(408)	(720)	5	(720)

Common shares held in treasury, at cost
Balance at beginning of period	(5,611)	(4,879)	(4,716)	(4,487)	(4,464)	(4,487)	(4,424)
Shares repurchased for treasury	(799)	(732)	(163)	(229)	(23)	(1,923)	(63)
Balance at end of period	(6,410)	(5,611)	(4,879)	(4,716)	(4,487)	(6,410)	(4,487)

Total shareholders’ equity	$24,206	$23,719	$23,041	$21,545	$20,820	$24,206	$20,820

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Operating Activities
Net income (loss)	$1,238	$1,350	$1,237	$574	$935	$4,399	$4,312
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(7)	(202)	(225)	(6)	176	(440)	(185)
Equity in net (income) of investments accounted for using the equity method and other income or loss	(194)	(158)	(95)	(12)	(152)	(459)	(488)
Amortization of intangible assets	47	49	48	49	99	193	235
Share-based compensation	24	25	25	74	33	148	133
Changes in:
Reserve for losses and loss adjustment expenses, net	330	634	560	826	832	2,350	3,279
Unearned premiums, net	(606)	(321)	11	327	(324)	(589)	632
Premiums receivable	731	601	(352)	(942)	686	38	(818)
Deferred acquisition costs	53	14	33	(14)	(46)	86	(212)
Reinsurance balances payable	(319)	(207)	159	504	(410)	137	179
Deferred income tax assets, net	19	46	80	29	(96)	174	(35)
Other items, net	88	355	(357)	49	(160)	135	(359)
Net cash provided by operating activities	1,404	2,186	1,124	1,458	1,573	6,172	6,673
Investing Activities
Purchases of fixed maturity investments	(8,293)	(10,619)	(8,150)	(9,418)	(9,731)	(36,480)	(31,290)
Purchases of equity securities	(184)	(277)	(179)	(808)	(491)	(1,448)	(1,423)
Purchases of other investments	(493)	(513)	(535)	(697)	(1,587)	(2,238)	(3,485)
Proceeds from sales of fixed maturity investments	7,055	8,435	6,522	7,301	9,798	29,313	26,245
Proceeds from sales of equity securities	183	281	223	820	428	1,507	1,101
Proceeds from sales, redemptions and maturities of other investments	759	336	431	660	834	2,186	1,858
Proceeds from redemptions and maturities of fixed maturity investments	693	475	568	758	766	2,494	2,036
Net settlements of derivative instruments	35	35	147	93	(132)	310	(5)
Net (purchases) sales of short-term investments	(272)	478	(242)	294	549	258	(269)
Acquisitions, net of cash	—	—	—	—	—	—	852
Purchases of fixed assets	(11)	(12)	(12)	(9)	(13)	(44)	(51)
Other	111	(2)	(1)	(2)	(1)	106	(30)
Net cash provided by (used for) investing activities	(417)	(1,383)	(1,228)	(1,008)	420	(4,036)	(4,461)
Financing Activities
Purchases of common shares under share repurchase program	(798)	(732)	(163)	(196)	(24)	(1,889)	(24)
Proceeds from common shares issued, net	30	1	47	(28)	9	50	7
Common dividends paid	—	—	(2)	(5)	(1,866)	(7)	(1,866)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Other	—	(2)	—	(2)	1	(4)	(2)
Net cash provided by (used for) financing activities	(778)	(743)	(128)	(241)	(1,890)	(1,890)	(1,925)
Effects of exchange rate changes on foreign currency cash and restricted cash	4	(14)	55	16	(55)	61	(25)
Increase (decrease) in cash and restricted cash	213	46	(177)	225	48	307	262
Cash and restricted cash, beginning of period	1,854	1,808	1,985	1,760	1,712	1,760	1,498
Cash and restricted cash, end of period	$2,067	$1,854	$1,808	$1,985	$1,760	$2,067	$1,760
Income taxes paid (received)	$143	$166	$131	$18	$157	$458	$378
Interest paid	$63	$—	$64	$—	$64	$127	$127

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision-makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision-makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, other income (loss), corporate benefit (expenses), transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	December 31, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,542	$1,944	$326	$4,809
Premiums ceded (1)	(666)	(438)	(59)	(1,160)
Net premiums written	1,876	1,506	267	3,649
Change in unearned premiums	97	486	23	606
Net premiums earned	1,973	1,992	290	4,255
Other underwriting income (2)	11	36	5	52
Losses and loss adjustment expenses	(1,196)	(1,086)	2	(2,280)
Acquisition expenses	(380)	(393)	(6)	(779)
Other operating expenses	(289)	(91)	(41)	(421)
Underwriting income (loss)	$119	$458	$250	827

Net investment income				434
Net realized gains (losses)				22
Equity in net income of investments accounted for using the equity method				155
Other income (loss)				16
Corporate benefit (expenses) (3)				50
Transaction costs and other (3)				(26)
Amortization of intangible assets				(47)
Interest expense				(38)
Net foreign exchange gains (losses)				(6)
Income (loss) before income taxes and income (loss) from operating affiliates				1,387
Income tax (expense) benefit				(210)
Income (loss) from operating affiliates				61
Net income (loss) available to Arch				1,238
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,228

Underwriting Ratios
Loss ratio	60.6%	54.5%	(0.8)%	53.6%
Acquisition expense ratio	19.3%	19.7%	1.9%	18.3%
Other operating expense ratio (4)	14.1%	2.8%	12.6%	8.7%
Combined ratio	94.0%	77.0%	13.7%	80.6%

Net premiums written to gross premiums written	73.8%	77.5%	81.9%	75.9%

Total investable assets				$47,369
Total assets				79,241
Total liabilities				55,035

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ for the 2025 period includes ‘Other underwriting income.’

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	December 31, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,484	$1,941	$331	$4,756
Premiums ceded (1)	(530)	(353)	(54)	(937)
Net premiums written	1,954	1,588	277	3,819
Change in unearned premiums	(21)	316	29	324
Net premiums earned	1,933	1,904	306	4,143
Other underwriting income	—	4	2	6
Losses and loss adjustment expenses	(1,281)	(1,121)	18	(2,384)
Acquisition expenses	(345)	(382)	(3)	(730)
Other operating expenses	(277)	(77)	(56)	(410)
Underwriting income (loss)	$30	$328	$267	625

Net investment income				405
Net realized gains (losses)				(161)
Equity in net income of investments accounted for using the equity method				143
Other income (loss)				12
Corporate benefit (expenses) (2)				(31)
Transaction costs and other (2)				(26)
Amortization of intangible assets				(99)
Interest expense				(37)
Net foreign exchange gains (losses)				106
Income (loss) before income taxes and income (loss) from operating affiliates				937
Income tax (expense) benefit				(66)
Income (loss) from operating affiliates				64
Net income (loss) available to Arch				935
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$925

Underwriting Ratios
Loss ratio	66.3%	58.9%	(5.9)%	57.5%
Acquisition expense ratio	17.9%	20.0%	1.0%	17.6%
Other operating expense ratio	14.3%	4.1%	18.3%	9.9%
Combined ratio	98.5%	83.0%	13.4%	85.0%

Net premiums written to gross premiums written	78.7%	81.8%	83.7%	80.3%

Total investable assets				$41,388
Total assets				70,906
Total liabilities				50,086
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Year Ended
	December 31, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$10,435	$11,149	$1,305	$22,878
Premiums ceded (1)	(2,637)	(3,531)	(245)	(6,402)
Net premiums written	7,798	7,618	1,060	16,476
Change in unearned premiums	(27)	504	112	589
Net premiums earned	7,771	8,122	1,172	17,065
Other underwriting income (2)	36	159	22	217
Losses and loss adjustment expenses	(4,764)	(4,610)	4	(9,370)
Acquisition expenses	(1,496)	(1,644)	(13)	(3,153)
Other operating expenses	(1,172)	(469)	(185)	(1,826)
Underwriting income (loss)	$375	$1,558	$1,000	2,933

Net investment income				1,625
Net realized gains (losses)				464
Equity in net income of investments accounted for using the equity method				504
Other income (loss)				54
Corporate benefit (expenses) (3)				(57)
Transaction costs and other (3)				(75)
Amortization of intangible assets				(193)
Interest expense				(148)
Net foreign exchange gains (losses)				(128)
Income (loss) before income taxes and income (loss) from operating affiliates				4,979
Income tax (expense) benefit				(760)
Income (loss) from operating affiliates				180
Net income (loss) available to Arch				4,399
Preferred dividends				(40)
Net income (loss) available to Arch common shareholders				$4,359

Underwriting Ratios
Loss ratio	61.3%	56.8%	(0.4)%	54.9%
Acquisition expense ratio	19.3%	20.2%	1.1%	18.5%
Other operating expense ratio (4)	14.6%	3.8%	13.9%	9.4%
Combined ratio	95.2%	80.8%	14.6%	82.8%

Net premiums written to gross premiums written	74.7%	68.3%	81.2%	72.0%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ for the 2025 period includes ‘Other underwriting income.’

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Year Ended
	December 31, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$9,053	$11,112	$1,351	$21,511
Premiums ceded (1)	(2,179)	(3,366)	(239)	(5,779)
Net premiums written	6,874	7,746	1,112	15,732
Change in unearned premiums	(247)	(504)	119	(632)
Net premiums earned	6,627	7,242	1,231	15,100
Other underwriting income	—	9	17	26
Losses and loss adjustment expenses	(4,070)	(4,327)	55	(8,342)
Acquisition expenses	(1,217)	(1,432)	(2)	(2,651)
Other operating expenses	(995)	(270)	(207)	(1,472)
Underwriting income (loss)	$345	$1,222	$1,094	2,661

Net investment income				1,495
Net realized gains (losses)				197
Equity in net income of investments accounted for using the equity method				580
Other income (loss)				42
Corporate benefit (expenses) (2)				(119)
Transaction costs and other (2)				(81)
Amortization of intangible assets				(235)
Interest expense				(141)
Net foreign exchange gains (losses)				75
Income (loss) before income taxes and income (loss) from operating affiliates				4,474
Income tax (expense) benefit				(362)
Income (loss) from operating affiliates				200
Net income (loss) available to Arch				4,312
Preferred dividends				(40)
Net income (loss) available to Arch common shareholders				$4,272

Underwriting Ratios
Loss ratio	61.4%	59.7%	(4.4)%	55.2%
Acquisition expense ratio	18.4%	19.8%	0.2%	17.6%
Other operating expense ratio	15.0%	3.7%	16.8%	9.7%
Combined ratio	94.8%	83.2%	12.6%	82.5%

Net premiums written to gross premiums written	75.9%	69.7%	82.3%	73.1%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Gross premiums written	$2,542	$2,567	$2,681	$2,645	$2,484	$10,435	$9,053
Premiums ceded	(666)	(614)	(645)	(712)	(530)	(2,637)	(2,179)
Net premiums written	1,876	1,953	2,036	1,933	1,954	7,798	6,874
Change in unearned premiums	97	16	(67)	(73)	(21)	(27)	(247)
Net premiums earned	1,973	1,969	1,969	1,860	1,933	7,771	6,627
Other underwriting income (1)	11	9	13	3	—	36	—
Losses and loss adjustment expenses	(1,196)	(1,162)	(1,178)	(1,228)	(1,281)	(4,764)	(4,070)
Acquisition expenses	(380)	(386)	(387)	(343)	(345)	(1,496)	(1,217)
Other operating expenses	(289)	(301)	(288)	(294)	(277)	(1,172)	(995)
Underwriting income (loss)	$119	$129	$129	$(2)	$30	$375	$345

Underwriting Ratios
Loss ratio	60.6%	59.0%	59.8%	66.0%	66.3%	61.3%	61.4%
Acquisition expense ratio	19.3%	19.6%	19.6%	18.5%	17.9%	19.3%	18.4%
Other operating expense ratio (2)	14.1%	14.8%	14.0%	15.6%	14.3%	14.6%	15.0%
Combined ratio	94.0%	93.4%	93.4%	100.1%	98.5%	95.2%	94.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	3.3%	2.2%	2.9%	9.5%	8.3%	4.4%	4.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(0.2)%	(0.7)%	(0.4)%	(0.9)%	(0.3)%	(0.6)%	(0.5)%
Acquisition expense ratio impact	0.1%	0.6%	0.3%	0.4%	0.2%	0.4%	0.2%
Total impact	(0.1)%	(0.1)%	(0.1)%	(0.5)%	(0.1)%	(0.2)%	(0.3)%

Combined ratio excluding catastrophic activity and prior year development (3)	90.8%	91.3%	90.6%	91.1%	90.3%	91.0%	90.5%

Net premiums written to gross premiums written	73.8%	76.1%	75.9%	73.1%	78.7%	74.7%	75.9%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2025		2025		2025		2025		2024		2025		2024
Net Premiums Written by Line of Business
North America
Other liability - occurrence	$309	16.5%	$297	15.2%	$366	18.0%	$330	17.1%	$342	17.5%	$1,302	16.7%	$1,002	14.6%
Property and short-tail specialty	273	14.6%	339	17.4%	369	18.1%	348	18.0%	364	18.6%	1,329	17.0%	1,220	17.7%
Other liability - claims made	229	12.2%	209	10.7%	206	10.1%	149	7.7%	215	11.0%	793	10.2%	858	12.5%
Commercial multi-peril	184	9.8%	194	9.9%	205	10.1%	198	10.2%	195	10.0%	781	10.0%	461	6.7%
Workers compensation	142	7.6%	151	7.7%	130	6.4%	153	7.9%	153	7.8%	576	7.4%	555	8.1%
Commercial automobile	126	6.7%	150	7.7%	165	8.1%	161	8.3%	116	5.9%	602	7.7%	485	7.1%
Other	90	4.8%	86	4.4%	89	4.4%	76	3.9%	63	3.2%	341	4.4%	288	4.2%
Total North America	$1,353	72.1%	$1,426	73.0%	$1,530	75.1%	$1,415	73.2%	$1,448	74.1%	$5,724	73.4%	$4,869	70.8%

International
Property and short-tail specialty	$251	13.4%	$284	14.5%	$296	14.5%	$271	14.0%	$259	13.3%	$1,102	14.1%	$1,082	15.7%
Casualty and other	272	14.5%	243	12.4%	210	10.3%	247	12.8%	247	12.6%	972	12.5%	923	13.4%
Total International	$523	27.9%	$527	27.0%	$506	24.9%	$518	26.8%	$506	25.9%	$2,074	26.6%	$2,005	29.2%
Total	$1,876	100.0%	$1,953	100.0%	$2,036	100.0%	$1,933	100.0%	$1,954	100.0%	$7,798	100.0%	$6,874	100.0%

Net Premiums Earned by Line of Business
North America
Other liability - occurrence	$325	16.5%	$329	16.7%	$338	17.2%	$329	17.7%	$327	16.9%	$1,321	17.0%	$942	14.2%
Property and short-tail specialty	338	17.1%	339	17.2%	363	18.4%	333	17.9%	332	17.2%	1,373	17.7%	1,165	17.6%
Other liability - claims made	203	10.3%	205	10.4%	186	9.4%	192	10.3%	210	10.9%	786	10.1%	843	12.7%
Commercial multi-peril	193	9.8%	195	9.9%	203	10.3%	201	10.8%	189	9.8%	792	10.2%	435	6.6%
Workers compensation	153	7.8%	160	8.1%	147	7.5%	131	7.0%	155	8.0%	591	7.6%	549	8.3%
Commercial automobile	146	7.4%	143	7.3%	147	7.5%	145	7.8%	130	6.7%	581	7.5%	459	6.9%
Other	78	4.0%	70	3.6%	71	3.6%	72	3.9%	74	3.8%	291	3.7%	309	4.7%
Total North America	$1,436	72.8%	$1,441	73.2%	$1,455	73.9%	$1,403	75.4%	$1,417	73.3%	$5,735	73.8%	$4,702	71.0%

International
Property and short-tail specialty	$283	14.3%	$292	14.8%	$278	14.1%	$246	13.2%	$290	15.0%	$1,099	14.1%	$1,061	16.0%
Casualty and other	254	12.9%	236	12.0%	236	12.0%	211	11.3%	226	11.7%	937	12.1%	864	13.0%
Total International	$537	27.2%	$528	26.8%	$514	26.1%	$457	24.6%	$516	26.7%	$2,036	26.2%	$1,925	29.0%
Total	$1,973	100.0%	$1,969	100.0%	$1,969	100.0%	$1,860	100.0%	$1,933	100.0%	$7,771	100.0%	$6,627	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Gross premiums written	$1,944	$2,515	$3,196	$3,494	$1,941	$11,149	$11,112
Premiums ceded	(438)	(778)	(1,137)	(1,178)	(353)	(3,531)	(3,366)
Net premiums written	1,506	1,737	2,059	2,316	1,588	7,618	7,746
Change in unearned premiums	486	278	28	(288)	316	504	(504)
Net premiums earned	1,992	2,015	2,087	2,028	1,904	8,122	7,242
Other underwriting income (1)	36	38	46	39	4	159	9
Losses and loss adjustment expenses	(1,086)	(1,040)	(1,128)	(1,356)	(1,121)	(4,610)	(4,327)
Acquisition expenses	(393)	(398)	(436)	(417)	(382)	(1,644)	(1,432)
Other operating expenses	(91)	(133)	(118)	(127)	(77)	(469)	(270)
Underwriting income (loss)	$458	$482	$451	$167	$328	$1,558	$1,222

Underwriting Ratios
Loss ratio	54.5%	51.6%	54.1%	66.9%	58.9%	56.8%	59.7%
Acquisition expense ratio	19.7%	19.8%	20.9%	20.6%	20.0%	20.2%	19.8%
Other operating expense ratio (2)	2.8%	4.7%	3.5%	4.3%	4.1%	3.8%	3.7%
Combined ratio	77.0%	76.1%	78.5%	91.8%	83.0%	80.8%	83.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	5.0%	1.5%	4.6%	18.3%	12.2%	7.3%	11.0%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(3.5)%	(2.6)%	(3.9)%	(5.9)%	(3.8)%	(4.0)%	(2.6)%
Acquisition expense ratio impact	0.6%	0.4%	0.6%	1.4%	(0.2)%	0.8%	0.0%
Total impact	(2.9)%	(2.2)%	(3.3)%	(4.5)%	(4.0)%	(3.2)%	(2.6)%

Combined ratio excluding catastrophic activity and prior year development (3)	74.9%	76.8%	77.2%	78.0%	74.8%	76.7%	74.8%

Net premiums written to gross premiums written	77.5%	69.1%	64.4%	66.3%	81.8%	68.3%	69.7%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2025		2025		2025		2025		2024		2025		2024
Net Premiums Written by Line of Business
Specialty	$587	39.0%	$633	36.4%	$729	35.4%	$594	25.6%	$701	44.1%	$2,543	33.4%	$2,849	36.8%
Property excluding property catastrophe	475	31.5%	557	32.1%	430	20.9%	581	25.1%	441	27.8%	2,043	26.8%	2,264	29.2%
Casualty	301	20.0%	399	23.0%	308	15.0%	499	21.5%	279	17.6%	1,507	19.8%	1,222	15.8%
Marine and aviation	52	3.5%	60	3.5%	68	3.3%	121	5.2%	43	2.7%	301	4.0%	300	3.9%
Property catastrophe	48	3.2%	64	3.7%	484	23.5%	477	20.6%	84	5.3%	1,073	14.1%	958	12.4%
Other	43	2.9%	24	1.4%	40	1.9%	44	1.9%	40	2.5%	151	2.0%	153	2.0%
Total	$1,506	100.0%	$1,737	100.0%	$2,059	100.0%	$2,316	100.0%	$1,588	100.0%	$7,618	100.0%	$7,746	100.0%

Net Premiums Earned by Line of Business
Specialty	$700	35.1%	$719	35.7%	$760	36.4%	$727	35.8%	$685	36.0%	$2,906	35.8%	$2,619	36.2%
Property excluding property catastrophe	536	26.9%	581	28.8%	587	28.1%	548	27.0%	602	31.6%	2,252	27.7%	2,148	29.7%
Casualty	392	19.7%	360	17.9%	355	17.0%	325	16.0%	290	15.2%	1,432	17.6%	1,088	15.0%
Marine and aviation	78	3.9%	77	3.8%	82	3.9%	80	3.9%	62	3.3%	317	3.9%	276	3.8%
Property catastrophe	246	12.3%	253	12.6%	260	12.5%	306	15.1%	223	11.7%	1,065	13.1%	959	13.2%
Other	40	2.0%	25	1.2%	43	2.1%	42	2.1%	42	2.2%	150	1.8%	152	2.1%
Total	$1,992	100.0%	$2,015	100.0%	$2,087	100.0%	$2,028	100.0%	$1,904	100.0%	$8,122	100.0%	$7,242	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$697	46.3%	$761	43.8%	$1,060	51.5%	$1,154	49.8%	$672	42.3%	$3,672	48.2%	$3,425	44.2%
United States	386	25.6%	488	28.1%	447	21.7%	477	20.6%	478	30.1%	1,798	23.6%	2,135	27.6%
Europe and other	423	28.1%	488	28.1%	552	26.8%	685	29.6%	438	27.6%	2,148	28.2%	2,186	28.2%
Total	$1,506	100.0%	$1,737	100.0%	$2,059	100.0%	$2,316	100.0%	$1,588	100.0%	$7,618	100.0%	$7,746	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Gross premiums written	$326	$330	$323	$326	$331	$1,305	$1,351
Premiums ceded	(59)	(56)	(70)	(60)	(54)	(245)	(239)
Net premiums written	267	274	253	266	277	1,060	1,112
Change in unearned premiums	23	27	28	34	29	112	119
Net premiums earned	290	301	281	300	306	1,172	1,231
Other underwriting income (1)	5	3	3	11	2	22	17
Losses and loss adjustment expenses	2	2	3	(3)	18	4	55
Acquisition expenses	(6)	(2)	(1)	(4)	(3)	(13)	(2)
Other operating expenses	(41)	(44)	(48)	(52)	(56)	(185)	(207)
Underwriting income	$250	$260	$238	$252	$267	$1,000	$1,094

Underwriting Ratios
Loss ratio	(0.8)%	(0.5)%	(1.2)%	1.1%	(5.9)%	(0.4)%	(4.4)%
Acquisition expense ratio	1.9%	0.7%	0.4%	1.3%	1.0%	1.1%	0.2%
Other operating expense ratio (2)	12.6%	13.3%	16.0%	13.7%	18.3%	13.9%	16.8%
Combined ratio	13.7%	13.5%	15.2%	16.1%	13.4%	14.6%	12.6%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(19.4)%	(18.1)%	(22.8)%	(20.4)%	(20.2)%	(20.2)%	(23.0)%
Acquisition expense ratio impact	(0.9)%	(1.1)%	(1.3)%	(1.4)%	(2.1)%	(1.1)%	(1.9)%
Total impact	(20.3)%	(19.2)%	(24.1)%	(21.8)%	(22.3)%	(21.3)%	(24.9)%

Combined ratio excluding prior year development (3)	34.0%	32.7%	39.3%	37.9%	35.7%	35.9%	37.5%

Net premiums written to gross premiums written	81.9%	83.0%	78.3%	81.6%	83.7%	81.2%	82.3%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2025		2025		2025		2025		2024		2025		2024
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$195	73.0%	$197	71.9%	$184	72.7%	$203	76.3%	$208	75.1%	$779	73.5%	$820	73.7%
U.S. credit risk transfer (CRT) and other	51	19.1%	55	20.1%	51	20.2%	50	18.8%	51	18.4%	207	19.5%	212	19.1%
International mortgage insurance/reinsurance	21	7.9%	22	8.0%	18	7.1%	13	4.9%	18	6.5%	74	7.0%	80	7.2%
Total	$267	100.0%	$274	100.0%	$253	100.0%	$266	100.0%	$277	100.0%	$1,060	100.0%	$1,112	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$201	69.3%	$204	67.8%	$188	66.9%	$209	69.7%	$215	70.3%	$802	68.4%	$845	68.6%
U.S. credit risk transfer (CRT) and other	51	17.6%	55	18.3%	51	18.1%	50	16.7%	51	16.7%	207	17.7%	213	17.3%
International mortgage insurance/reinsurance	38	13.1%	42	14.0%	42	14.9%	41	13.7%	40	13.1%	163	13.9%	173	14.1%
Total	$290	100.0%	$301	100.0%	$281	100.0%	$300	100.0%	$306	100.0%	$1,172	100.0%	$1,231	100.0%

Net Premiums Written by Underwriting Location
United States	$196	73.4%	$197	71.9%	$184	72.7%	$203	76.3%	$208	75.1%	$780	73.6%	$823	74.0%
Other	71	26.6%	77	28.1%	69	27.3%	63	23.7%	69	24.9%	280	26.4%	289	26.0%
Total	$267	100.0%	$274	100.0%	$253	100.0%	$266	100.0%	$277	100.0%	$1,060	100.0%	$1,112	100.0%

(U.S. Dollars in millions)
	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$286,318	59.1%	$286,785	57.9%	$286,410	57.7%	$287,768	58.2%	$290,435	58.0%
U.S. credit risk transfer (CRT) and other	132,205	27.3%	141,889	28.7%	145,883	29.4%	144,517	29.2%	145,892	29.1%
International mortgage insurance/reinsurance	66,084	13.6%	66,277	13.4%	64,374	13.0%	62,487	12.6%	64,822	12.9%
Total	$484,607	100.0%	$494,951	100.0%	$496,667	100.0%	$494,772	100.0%	$501,149	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$74,679	85.0%	$74,952	84.9%	$74,948	85.1%	$75,300	85.5%	$76,034	85.3%
U.S. credit risk transfer and other	5,358	6.1%	5,688	6.4%	5,892	6.7%	5,842	6.6%	5,876	6.6%
International mortgage insurance/reinsurance	7,864	8.9%	7,633	8.6%	7,221	8.2%	6,896	7.8%	7,215	8.1%
Total	$87,901	100.0%	$88,273	100.0%	$88,061	100.0%	$88,038	100.0%	$89,125	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Total RIF by credit quality:
>=740	$47,757	63.9%	$47,575	63.5%	$47,261	63.1%	$47,130	62.6%	$47,360	62.3%
680-739	23,271	31.2%	23,638	31.5%	23,880	31.9%	24,274	32.2%	24,688	32.5%
620-679	3,340	4.5%	3,419	4.6%	3,479	4.6%	3,558	4.7%	3,638	4.8%
<620	311	0.4%	320	0.4%	328	0.4%	338	0.4%	348	0.5%
Total	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%
Weighted average credit score	749		749		749		748		748
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,314	9.8%	$7,362	9.8%	$7,361	9.8%	$7,383	9.8%	$7,420	9.8%
90.01% to 95.00%	44,494	59.6%	44,720	59.7%	44,711	59.7%	44,901	59.6%	45,311	59.6%
85.01% to 90.00%	20,195	27.0%	20,251	27.0%	20,293	27.1%	20,420	27.1%	20,637	27.1%
85.00% and below	2,676	3.6%	2,619	3.5%	2,583	3.4%	2,596	3.4%	2,666	3.5%
Total	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%
Weighted average LTV	93.2%		93.2%		93.2%		93.2%		93.2%
Total RIF by State:
California	$5,901	7.9%	$5,892	7.9%	$5,894	7.9%	$5,909	7.8%	$5,989	7.9%
Texas	5,382	7.2%	5,393	7.2%	5,432	7.2%	5,506	7.3%	5,613	7.4%
North Carolina	3,343	4.5%	3,358	4.5%	3,347	4.5%	3,340	4.4%	3,355	4.4%
Minnesota	3,129	4.2%	3,137	4.2%	3,147	4.2%	3,085	4.1%	3,108	4.1%
Illinois	3,042	4.1%	3,046	4.1%	3,033	4.0%	3,025	4.0%	3,056	4.0%
Georgia	3,005	4.0%	3,043	4.1%	3,063	4.1%	3,104	4.1%	3,143	4.1%
Michigan	2,816	3.8%	2,822	3.8%	2,816	3.8%	2,838	3.8%	2,855	3.8%
Massachusetts	2,780	3.7%	2,829	3.8%	2,841	3.8%	2,853	3.8%	2,885	3.8%
Florida	2,672	3.6%	2,690	3.6%	2,714	3.6%	2,758	3.7%	2,824	3.7%
Ohio	2,666	3.6%	2,697	3.6%	2,702	3.6%	2,701	3.6%	2,716	3.6%
Other	39,943	53.5%	40,045	53.4%	39,959	53.3%	40,181	53.4%	40,490	53.3%
Total	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%
Weighted average coverage (end of period RIF divided by IIF)	26.1%		26.1%		26.2%		26.2%		26.2%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$60,259		$60,662		$60,436		$60,226		$60,085
Analysts’ persistency (2)	81.8%		82.3%		81.9%		81.9%		82.1%
Risk-to-capital ratio — Arch MI U.S. (3)	8.2:1		7.9:1		8.3:1		7.8:1		7.8:1
PMIER sufficiency ratio — Arch MI U.S. (4)	179%		176%		168%		186%		186%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12 month period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for December 31, 2025).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update became effective on March 31, 2025; but the impact will be phased in through September 30, 2026. If the GSEs had fully implemented this update to PMIERs as of December 31, 2025, the changes would have reduced the available assets by 6% and resulted in a pro-forma PMIERs Sufficiency Ratio of 173%.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Total new insurance written (NIW) (1)	$14,296		$12,965		$12,254		$9,190		$11,818

Total NIW by credit quality:
>=740	$11,239	78.6%	$9,850	76.0%	$9,411	76.8%	$6,835	74.4%	$8,495	71.9%
680-739	2,759	19.3%	2,753	21.2%	2,527	20.6%	2,103	22.9%	2,920	24.7%
620-679	293	2.0%	359	2.8%	313	2.6%	249	2.7%	401	3.4%
<620	5	0.0%	3	0.0%	3	0.0%	3	0.0%	2	0.0%
Total	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%

Total NIW by LTV:
95.01% and above	$779	5.4%	$1,038	8.0%	$814	6.6%	$756	8.2%	$919	7.8%
90.01% to 95.00%	5,894	41.2%	5,668	43.7%	5,632	46.0%	4,374	47.6%	5,743	48.6%
85.01% to 90.00%	5,337	37.3%	4,323	33.3%	3,945	32.2%	2,920	31.8%	3,771	31.9%
85.00% and below	2,286	16.0%	1,936	14.9%	1,863	15.2%	1,140	12.4%	1,385	11.7%
Total	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%

Total NIW monthly vs. single:
Monthly	$13,653	95.5%	$12,267	94.6%	$11,779	96.1%	$8,497	92.5%	$11,328	95.9%
Single	643	4.5%	698	5.4%	475	3.9%	693	7.5%	490	4.1%
Total	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%

Total NIW purchase vs. refinance:
Purchase	$11,640	81.4%	$12,319	95.0%	$11,633	94.9%	$8,795	95.7%	$11,020	93.2%
Refinance	2,656	18.6%	646	5.0%	621	5.1%	395	4.3%	798	6.8%
Total	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%

Ending number of policies in force (PIF) (2)	1,058,907		1,067,147		1,073,477		1,085,927		1,100,653

Rollforward of insured loans in default:
Beginning delinquent number of loans	21,821		20,762		21,299		22,982		21,878
Plus: new notices	12,825		12,168		10,856		11,529		12,738
Less: cures	(11,337)		(10,715)		(11,085)		(12,920)		(11,264)
Less: paid claims	(324)		(394)		(308)		(292)		(370)
Ending delinquent number of loans (2)	22,985		21,821		20,762		21,299		22,982

Ending percentage of loans in default (2)	2.17%		2.04%		1.93%		1.96%		2.09%

Losses:
Number of claims paid	324		394		308		292		370
Total paid claims (in thousands)	$15,917		$12,934		$12,703		$11,950		$12,679
Average paid per claim (in thousands)	$49.1		$32.8		$41.2		$40.9		$34.3
Severity (3)	81.6%		73.2%		75.3%		76.8%		77.7%

Average case reserve per default (in thousands)	$15.3		$16.1		$16.8		$16.7		$15.3
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	December 31, 2025						December 31, 2024
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2015 and prior	22.8%	$16,143	5.6%	$4,117	5.5%	5.31%	36.1%	$18,329	6.3%	$4,670	6.1%	5.85%
2016	2.1%	3,241	1.1%	806	1.1%	3.57%	3.4%	5,240	1.8%	1,371	1.8%	3.23%
2017	3.9%	4,250	1.5%	1,127	1.5%	3.87%	4.7%	5,554	1.9%	1,489	2.0%	3.52%
2018	6.1%	5,673	2.0%	1,479	2.0%	4.48%	7.0%	7,081	2.4%	1,843	2.4%	4.31%
2019	7.3%	10,553	3.7%	2,770	3.7%	3.08%	7.6%	12,919	4.4%	3,386	4.5%	2.85%
2020	12.3%	30,968	10.8%	8,487	11.4%	1.85%	10.9%	39,426	13.6%	10,718	14.1%	1.52%
2021	17.4%	50,141	17.5%	13,767	18.4%	1.88%	14.2%	62,382	21.5%	16,620	21.9%	1.52%
2022	14.5%	49,492	17.3%	13,236	17.7%	1.87%	10.8%	57,175	19.7%	15,113	19.9%	1.51%
2023	7.9%	31,049	10.8%	8,006	10.7%	1.93%	4.4%	36,827	12.7%	9,479	12.5%	1.12%
2024	5.0%	39,306	13.7%	9,840	13.2%	1.17%	0.9%	45,502	15.7%	11,345	14.9%	0.30%
2025	0.7%	45,502	15.9%	11,044	14.8%	0.20%
Total	100.0%	$286,318	100.0%	$74,679	100.0%	2.17%	100.0%	$290,435	100.0%	$76,034	100.0%	2.09%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $320.6 million at December 31, 2025, compared to $332.6 million at December 31, 2024.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Consolidated

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Gross premiums written	$4,809	$5,410	$6,196	$6,463	$4,756	$22,878	$21,511
Premiums ceded	(1,160)	(1,446)	(1,848)	(1,948)	(937)	(6,402)	(5,779)
Net premiums written	3,649	3,964	4,348	4,515	3,819	16,476	15,732
Change in unearned premiums	606	321	(11)	(327)	324	589	(632)
Net premiums earned	4,255	4,285	4,337	4,188	4,143	17,065	15,100
Other underwriting income	52	50	62	53	6	217	26
Losses and loss adjustment expenses	(2,280)	(2,200)	(2,303)	(2,587)	(2,384)	(9,370)	(8,342)
Acquisition expenses	(779)	(786)	(824)	(764)	(730)	(3,153)	(2,651)
Other operating expenses	(421)	(478)	(454)	(473)	(410)	(1,826)	(1,472)
Underwriting income (loss) (1)	$827	$871	$818	$417	$625	$2,933	$2,661

Underwriting Ratios
Loss ratio	53.6%	51.4%	53.1%	61.8%	57.5%	54.9%	55.2%
Acquisition expense ratio	18.3%	18.4%	19.0%	18.3%	17.6%	18.5%	17.6%
Other operating expense ratio	8.7%	10.0%	9.1%	10.0%	9.9%	9.4%	9.7%
Combined ratio	80.6%	79.8%	81.2%	90.1%	85.0%	82.8%	82.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	3.9%	1.7%	3.5%	13.1%	9.5%	5.5%	7.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(3.0)%	(2.8)%	(3.5)%	(4.7)%	(3.4)%	(3.5)%	(3.4)%
Acquisition expense ratio impact	0.2%	0.4%	0.3%	0.7%	(0.1)%	0.4%	0.0%
Total impact	(2.8)%	(2.4)%	(3.2)%	(4.0)%	(3.5)%	(3.1)%	(3.4)%

Combined ratio excluding catastrophic activity and prior year development (1)	79.5%	80.5%	80.9%	81.0%	79.0%	80.4%	78.6%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,951	$1,569	$1,744	$1,761	$1,554	$7,025	$5,073
Change in unpaid losses and loss adjustment expenses	329	631	559	826	830	2,345	3,269
Total losses and loss adjustment expenses	$2,280	$2,200	$2,303	$2,587	$2,384	$9,370	$8,342

Net premiums written to gross premiums written	75.9%	73.3%	70.2%	69.9%	80.3%	72.0%	73.1%

(1)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(1)	$(2)	$(2)	$(10)	$(2)	$(15)	$(25)
Reinsurance	(58)	(44)	(69)	(92)	(76)	(263)	(184)
Mortgage	(59)	(57)	(68)	(65)	(68)	(249)	(306)
Total	$(118)	$(103)	$(139)	$(167)	$(146)	$(527)	$(515)
Impact on losses and loss adjustment expenses:
Insurance	$(4)	$(14)	$(8)	$(17)	$(6)	$(43)	$(37)
Reinsurance	(69)	(53)	(81)	(119)	(73)	(322)	(188)
Mortgage	(56)	(54)	(64)	(61)	(62)	(235)	(282)
Total	$(129)	$(121)	$(153)	$(197)	$(141)	$(600)	$(507)
Impact on acquisition expenses:
Insurance	$3	$12	$6	$7	$4	$28	$12
Reinsurance	11	9	12	27	(3)	59	4
Mortgage	(3)	(3)	(4)	(4)	(6)	(14)	(24)
Total	$11	$18	$14	$30	$(5)	$73	$(8)
Impact on combined ratio:
Insurance	(0.1)%	(0.1)%	(0.1)%	(0.5)%	(0.1)%	(0.2)%	(0.3)%
Reinsurance	(2.9)%	(2.2)%	(3.3)%	(4.5)%	(4.0)%	(3.2)%	(2.6)%
Mortgage	(20.3)%	(19.2)%	(24.1)%	(21.8)%	(22.3)%	(21.3)%	(24.9)%
Total	(2.8)%	(2.4)%	(3.2)%	(4.0)%	(3.5)%	(3.1)%	(3.4)%
Impact on loss ratio:
Insurance	(0.2)%	(0.7)%	(0.4)%	(0.9)%	(0.3)%	(0.6)%	(0.5)%
Reinsurance	(3.5)%	(2.6)%	(3.9)%	(5.9)%	(3.8)%	(4.0)%	(2.6)%
Mortgage	(19.4)%	(18.1)%	(22.8)%	(20.4)%	(20.2)%	(20.2)%	(23.0)%
Total	(3.0)%	(2.8)%	(3.5)%	(4.7)%	(3.4)%	(3.5)%	(3.4)%
Impact on acquisition expense ratio:
Insurance	0.1%	0.6%	0.3%	0.4%	0.2%	0.4%	0.2%
Reinsurance	0.6%	0.4%	0.6%	1.4%	(0.2)%	0.8%	0.0%
Mortgage	(0.9)%	(1.1)%	(1.3)%	(1.4)%	(2.1)%	(1.1)%	(1.9)%
Total	0.2%	0.4%	0.3%	0.7%	(0.1)%	0.4%	0.0%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$64	$43	$58	$177	$161	$342	$304
Reinsurance	100	29	96	370	232	595	793
Total	$164	$72	$154	$547	$393	$937	$1,097
Impact on combined ratio:
Insurance	3.3%	2.2%	2.9%	9.5%	8.3%	4.4%	4.6%
Reinsurance	5.0%	1.5%	4.6%	18.3%	12.2%	7.3%	11.0%
Total	3.9%	1.7%	3.5%	13.1%	9.5%	5.5%	7.3%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2025		2025		2025		2025		2024
Investable assets:
Fixed maturities available for sale, at fair value	$32,426	68.5%	$31,908	68.3%	$30,332	67.5%	$28,798	66.9%	$27,035	65.3%
Fixed maturities—fair value option (1)	1,110	2.3%	1,050	2.2%	1,009	2.2%	913	2.1%	854	2.1%
Total fixed maturities	33,536	70.8%	32,958	70.5%	31,341	69.7%	29,711	69.0%	27,889	67.4%

Equity securities, at fair value	1,864	3.9%	1,805	3.9%	1,715	3.8%	1,618	3.8%	1,675	4.0%
Equity securities—fair value option (1)	5	0.0%	5	0.0%	5	0.0%	5	0.0%	7	0.0%
Total equity securities	1,869	3.9%	1,810	3.9%	1,720	3.8%	1,623	3.8%	1,682	4.1%

Other investments—fair value option (1)	1,957	4.1%	1,911	4.1%	1,810	4.0%	1,866	4.3%	2,135	5.2%

Investments accounted for using the equity method (2)	6,453	13.6%	6,232	13.3%	6,566	14.6%	6,340	14.7%	5,980	14.4%

Short-term investments available for sale, at fair value	2,625	5.5%	2,351	5.0%	2,788	6.2%	2,477	5.8%	2,784	6.7%
Short-term investments—fair value option (1)	64	0.1%	61	0.1%	68	0.2%	104	0.2%	70	0.2%
Total short-term investments	2,689	5.7%	2,412	5.2%	2,856	6.4%	2,581	6.0%	2,854	6.9%

Cash	993	2.1%	1,063	2.3%	983	2.2%	1,187	2.8%	979	2.4%

Securities transactions entered into but not settled at the balance sheet date	(128)	(0.3)%	360	0.8%	(338)	(0.8)%	(254)	(0.6)%	(131)	(0.3)%
Total investable assets held by the Company	$47,369	100.0%	$46,746	100.0%	$44,938	100.0%	$43,054	100.0%	$41,388	100.0%

Average effective duration of fixed maturities (in years) (3)	3.34		3.24		3.48		3.32		3.31
Average S&P/Moody’s credit ratings (4)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investments accounted for using the equity method are recorded as “equity in net income of investments accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)     During the 2024 fourth quarter, the Company changed its presentation from a total portfolio duration to a duration on fixed maturities and short-term investments.
(4)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Composition of pre-tax net investment income:
Fixed maturities	$384	$379	$360	$342	$340	$1,465	$1,266
Short-term investments	27	25	24	26	42	102	144
Equity securities (dividends)	10	10	10	11	13	41	40
Other (1)	27	19	35	28	33	109	136
Gross investment income	448	433	429	407	428	1,717	1,586
Investment expenses	(14)	(25)	(24)	(29)	(23)	(92)	(91)
Pre-tax net investment income	$434	$408	$405	$378	$405	$1,625	$1,495
Per share	$1.18	$1.08	$1.07	$0.99	$1.06	$4.32	$3.92

Pre-tax equity in net income of investments accounted for using the equity method	155	134	162	53	143	504	580
Per share	$0.42	$0.36	$0.43	$0.14	$0.37	$1.34	$1.52

Investment income yield, at amortized cost (2):
Pre-tax	4.22%	4.07%	4.25%	4.16%	4.32%	4.11%	4.25%
After-tax	3.45%	3.32%	3.43%	3.35%	3.83%	3.34%	3.74%

Total return on investments (3)	1.36%	1.80%	3.09%	2.02%	(1.05)%	8.52%	5.08%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2025
Corporates	$15,160	$265	$(142)	$123	$(10)	$15,047	100.8%	45.2%
U.S. government and government agencies	7,450	23	(21)	2	—	7,448	100.0%	22.2%
Non-U.S. government securities	3,273	53	(81)	(28)	(1)	3,302	99.1%	9.8%
Asset-backed securities	3,574	20	(15)	5	(8)	3,577	99.9%	10.7%
Residential mortgage-backed securities	2,705	34	(21)	13	—	2,692	100.5%	8.1%
Commercial mortgage-backed securities	1,212	11	(5)	6	(1)	1,207	100.4%	3.6%
Municipal bonds	162	—	(4)	(4)	—	166	97.6%	0.5%
Total	$33,536	$406	$(289)	$117	$(20)	$33,439	100.3%	100.0%

At December 31, 2024
Corporates	$13,319	$110	$(346)	$(236)	$(12)	$13,567	98.2%	47.8%
U.S. government and government agencies	6,724	8	(149)	(141)	—	6,865	97.9%	24.1%
Non-U.S. government securities	2,546	30	(107)	(77)	(1)	2,624	97.0%	9.1%
Asset-backed securities	2,900	19	(32)	(13)	(8)	2,921	99.3%	10.4%
Residential mortgage-backed securities	1,079	6	(31)	(25)	—	1,104	97.7%	3.9%
Commercial mortgage-backed securities	1,058	6	(11)	(5)	(1)	1,064	99.4%	3.8%
Municipal bonds	263	—	(16)	(16)	—	279	94.3%	0.9%
Total	$27,889	$179	$(692)	$(513)	$(22)	$28,424	98.1%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2025		2025		2025		2025		2024
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$9,561	28.5%	$8,409	25.5%	$8,355	26.7%	$7,827	26.3%	$7,498	26.9%
AAA	5,667	16.9%	5,425	16.5%	4,745	15.1%	4,698	15.8%	4,330	15.5%
AA	2,564	7.6%	2,449	7.4%	2,491	7.9%	2,287	7.7%	2,285	8.2%
A	6,448	19.2%	6,904	20.9%	6,645	21.2%	5,931	20.0%	5,138	18.4%
BBB	6,533	19.5%	7,167	21.7%	6,673	21.3%	6,625	22.3%	6,467	23.2%
BB	1,330	4.0%	1,175	3.6%	1,110	3.5%	1,051	3.5%	978	3.5%
B	734	2.2%	685	2.1%	657	2.1%	605	2.0%	458	1.6%
Lower than B	35	0.1%	29	0.1%	30	0.1%	26	0.1%	28	0.1%
Not rated	664	2.0%	715	2.2%	635	2.0%	661	2.2%	707	2.5%
Total fixed maturities, at fair value	$33,536	100.0%	$32,958	100.0%	$31,341	100.0%	$29,711	100.0%	$27,889	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$412	1.2%	$570	1.7%	$518	1.7%	$533	1.8%	$486	1.7%
Due after one year through five years	17,680	52.7%	17,379	52.7%	17,632	56.3%	16,570	55.8%	15,880	56.9%
Due after five years through ten years	7,149	21.3%	7,047	21.4%	6,350	20.3%	6,179	20.8%	5,993	21.5%
Due after 10 years	804	2.4%	798	2.4%	847	2.7%	656	2.2%	493	1.8%
	26,045	77.7%	25,794	78.3%	25,347	80.9%	23,938	80.6%	22,852	81.9%
Residential mortgage-backed securities	2,705	8.1%	2,766	8.4%	2,386	7.6%	1,755	5.9%	1,079	3.9%
Commercial mortgage-backed securities	1,212	3.6%	1,249	3.8%	838	2.7%	931	3.1%	1,058	3.8%
Asset-backed securities	3,574	10.7%	3,149	9.6%	2,770	8.8%	3,087	10.4%	2,900	10.4%
Total fixed maturities, at fair value	$33,536	100.0%	$32,958	100.0%	$31,341	100.0%	$29,711	100.0%	$27,889	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2025		2025		2025		2025		2024
Sector:
Industrials	$7,840	51.7%	$8,262	51.5%	$7,974	51.7%	$7,157	49.1%	$6,673	50.1%
Financials	6,066	40.0%	6,251	39.0%	5,939	38.5%	5,881	40.3%	5,207	39.1%
Utilities	949	6.3%	1,225	7.6%	1,201	7.8%	1,039	7.1%	951	7.1%
All other (1)	305	2.0%	306	1.9%	303	2.0%	512	3.5%	488	3.7%
Total	$15,160	100.0%	$16,044	100.0%	$15,417	100.0%	$14,589	100.0%	$13,319	100.0%

Credit quality distribution (2):
AAA	$195	1.3%	$195	1.2%	$180	1.2%	$194	1.3%	$196	1.5%
AA	968	6.4%	807	5.0%	953	6.2%	915	6.3%	918	6.9%
A	5,315	35.1%	5,882	36.7%	5,712	37.1%	5,092	34.9%	4,248	31.9%
BBB	6,210	41.0%	6,891	43.0%	6,392	41.5%	6,308	43.2%	6,119	45.9%
BB	1,262	8.3%	1,128	7.0%	1,054	6.8%	1,001	6.9%	900	6.8%
B	728	4.8%	676	4.2%	652	4.2%	604	4.1%	454	3.4%
Lower than B	35	0.2%	29	0.2%	30	0.2%	26	0.2%	28	0.2%
Not rated	447	2.9%	436	2.7%	444	2.9%	449	3.1%	456	3.4%
Total	$15,160	100.0%	$16,044	100.0%	$15,417	100.0%	$14,589	100.0%	$13,319	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2025:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Morgan Stanley	$449	3.0%	0.9%	A/A1
JPMorgan Chase & Co.	433	2.9%	0.9%	A/A1
Bank of America Corporation	342	2.3%	0.7%	A-/A1
The Goldman Sachs Group, Inc.	307	2.0%	0.6%	BBB+/A2
Wells Fargo & Company	263	1.7%	0.6%	BBB+/A1
Citigroup Inc.	211	1.4%	0.4%	A-/A2
The Toronto-Dominion Bank	191	1.3%	0.4%	A-/A2
UBS Group AG	179	1.2%	0.4%	A-/A2
Philip Morris International Inc.	160	1.1%	0.3%	A-/A2
Ford Motor Company	140	0.9%	0.3%	BBB-/Ba1
Total	$2,675	17.6%	5.6%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At December 31, 2025
Residential mortgage-backed securities	$2,105	$598	$2	$—	$—	$—	$2,705
Commercial mortgage-backed securities	6	730	159	47	193	77	1,212
Asset-backed securities	—	2,026	310	904	128	206	3,574
Total	$2,111	$3,354	$471	$951	$321	$283	$7,491

At December 31, 2024
Residential mortgage-backed securities	$769	$309	$—	$1	$—	$—	$1,079
Commercial mortgage-backed securities	7	556	193	63	147	92	1,058
Asset-backed securities	—	1,432	336	715	184	233	2,900
Total	$776	$2,297	$529	$779	$331	$325	$5,037

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investments accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investments accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments. Effective in the 2025 first quarter, the ‘Other operating expense ratio’ includes ‘Other underwriting income.’
Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Net income available to Arch common shareholders	$1,228	$1,340	$1,227	$564	$925	$4,359	$4,272
Net realized (gains) losses (1)	(22)	(210)	(229)	(3)	161	(464)	(197)
Equity in net (income) of investments accounted for using the equity method	(155)	(134)	(162)	(53)	(143)	(504)	(580)
Net foreign exchange (gains) losses	6	7	88	27	(106)	128	(75)
Transaction costs and other	26	21	18	10	26	75	81
Income tax expense (benefit) (2)	9	18	37	42	3	106	41
After-tax operating income available to Arch common shareholders	$1,092	$1,042	$979	$587	$866	$3,700	$3,542

Diluted per common share results:
Net income available to Arch common shareholders	$3.35	$3.56	$3.23	$1.48	$2.42	$11.60	$11.19
Net realized (gains) losses (1)	(0.06)	(0.56)	(0.60)	(0.01)	0.41	(1.23)	(0.52)
Equity in net (income) of investments accounted for using the equity method	(0.42)	(0.36)	(0.43)	(0.14)	(0.37)	(1.35)	(1.52)
Net foreign exchange (gains) losses	0.02	0.02	0.23	0.07	(0.28)	0.34	(0.20)
Transaction costs and other	0.07	0.06	0.05	0.03	0.07	0.20	0.22
Income tax expense (benefit) (2)	0.02	0.05	0.10	0.11	0.01	0.28	0.11
After-tax operating income available to Arch common shareholders	$2.98	$2.77	$2.58	$1.54	$2.26	$9.84	$9.28

Weighted average common shares and common share equivalents outstanding - diluted	366.6	376.1	379.9	381.9	382.8	375.9	381.8

Beginning common shareholders’ equity	$22,889	$22,211	$20,715	$19,990	$21,444	$19,990	$17,523
Ending common shareholders’ equity	23,376	22,889	22,211	20,715	19,990	23,376	19,990
Average common shareholders’ equity	$23,133	$22,550	$21,463	$20,353	$20,717	$21,683	$18,757

Annualized net income return on average common equity	21.2%	23.8%	22.9%	11.1%	17.9%	20.1%	22.8%
Annualized operating return on average common equity	18.9%	18.5%	18.2%	11.5%	16.7%	17.1%	18.9%

(1)    Net realized gains or losses include realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,387	$1,503	$1,411	$678	$937	$4,979	$4,474
Net realized (gains) losses	(22)	(210)	(229)	(3)	161	(464)	(197)
Equity in net (income) of investments accounted for using the equity method	(155)	(134)	(162)	(53)	(143)	(504)	(580)
Net foreign exchange (gains) losses	6	7	88	27	(106)	128	(74)
Transaction costs and other	26	21	18	10	26	75	81
Income (loss) from operating affiliates	61	62	40	17	64	180	200
Pre-tax operating income available to Arch (b)	1,303	1,249	1,166	676	939	4,394	3,904
Income tax (expense) benefit (a)	(201)	(197)	(177)	(79)	(63)	(654)	(322)
After-tax operating income available to Arch	1,102	1,052	989	597	876	3,740	3,582
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
After-tax operating income available to Arch common shareholders	$1,092	$1,042	$979	$587	$866	$3,700	$3,542

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	15.4%	15.8%	15.2%	11.7%	6.7%	14.9%	8.2%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due November 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(21)	(22)	(22)	(22)	(22)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,729	$2,728	$2,728	$2,728	$2,728

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	23,376	22,889	22,211	20,715	19,990
Total shareholders’ equity available to Arch	$24,206	$23,719	$23,041	$21,545	$20,820

Total capital available to Arch	$26,935	$26,447	$25,769	$24,273	$23,548

Common shares outstanding, net of treasury shares (b)	359.0	367.3	375.4	375.6	376.4

Book value per common share (3) (a)/(b)	$65.11	$62.32	$59.17	$55.15	$53.11

Leverage ratios:
Senior notes/total capital available to Arch	10.1%	10.3%	10.6%	11.2%	11.6%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	10.1%	10.3%	10.6%	11.2%	11.6%
Preferred/total capital available to Arch	3.1%	3.1%	3.2%	3.4%	3.5%
Debt and preferred/total capital available to Arch	13.2%	13.5%	13.8%	14.7%	15.1%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025
Effect of share repurchases:
Aggregate cost of shares repurchased	$797.9	$732.3	$163.2	$196.4	$23.5	$7,783.0
Shares repurchased	8.9	8.2	1.9	2.2	0.3	455.0
Average price per share repurchased	$90.04	$88.82	$87.94	$88.89	$89.63	$17.11

Remaining share repurchase authorization (1)						$1,107.0
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions. On September 4, 2025, the Company increased its authorization for its existing share repurchase program by $2.0 billion.

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